EST. 1892

Abercrombie & Fitch

NEW YORK

TAG 9TH ANNUAL SPRING CONSUMER CONFERENCE

MARCH 21, 2017

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2016 and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2016 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

OTHER INFORMATION

The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 2, 2017, which is available in the "Investors" section of the Company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America.

All dollar and share amounts are in 000's unless otherwise stated. Sub-totals and totals may not foot due to rounding.

Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

FISCAL 2016 SALES SUMMARY

COMPARABLE SALES*


4%
2%
0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
0%
(2)%
0%
1%
(4)%
(4)%
(6)%
(5)%
(8)%
(7)%
(14)%
(13)%
Q1
Q2
Q3
Q4
ABERCROMBIE(1)
HOLLISTER
TOTAL COMPANY

SALES MIX


ABERCROMBIE(1)
44.7%
HOLLISTER
55.3%

* Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales

(1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands

FULL YEAR P&L SUMMARY

(MILLIONS)	GAAP 2016	% OF SALES	GAAP 2015	% OF SALES	ADJUSTED NON-GAAP 2016	% OF SALES	ADJUSTED NON-GAAP 2015	% OF SALES
NET SALES	$3,327	100%	$3,519	100%	$3,327	100%	$3,519	100%
GROSS PROFIT	2,029	61.0%	2,158	61.3%	2,029	61.0%	2,178	61.9%
OPERATING EXPENSE	2,013	60.5%	2,085	59.2%	2,025	60.9%	2,042	58.0%
OPERATING INCOME	15	0.5%	73	2.1%	3	0.1%	136	3.9%
INCOME (LOSS) BEFORE TAXES	(3)	(0.1)%	55	1.6%	(15)	(0.5)%	118	3.4%
NET INCOME (LOSS)	$4	0.1%	$36	1.0%	$(4)	(0.1)%	$78	2.2%
NET INCOME (LOSS) PER DILUTED SHARE	$0.06		$0.51		$(0.06)		$1.12	
WEIGHTED-AVERAGE DILUTED SHARES OUTSTANDING	68.3		69.4		67.9		69.4	

FISCAL 2016 CAPITAL ALLOCATION



OPERATING CASH FLOWS

~$180 MILLION

CAPITAL EXPENDITURES

$141 MILLION

DIVIDENDS

$54 MILLION

DEBT REPAYMENTS

$25 MILLION

FINANCIAL POSITION SUMMARY

(MILLIONS)	2016	% CHANGE	2015	% CHANGE	2014
CASH & EQUIVALENTS	$547	-7%	$589	13%	$521
INVENTORIES, NET	$400	-8%	$437	-5%	$461
GROSS BORROWINGS	$268	-9%	$293	-2%	$299

WE EXPECT TO GENERATE THE CASH SUFFICIENT TO

INVEST IN THE BUSINESS,

MEET DEBT OBLIGATIONS AND

MAINTAIN THE DIVIDEND



2017 OUTLOOK | SALES / FX / GROSS MARGIN

COMPARABLE SALES TO IMPROVE

- BUT TO REMAIN CHALLENGING FOR THE FIRST HALF
- HOLLISTER TO MAINTAIN OR IMPROVE
- ABERCROMBIE TREND TO IMPROVE THROUGHOUT THE YEAR

FOREIGN CURRENCY TO ADVERSELY IMPACT

- SALES BY ~$55 MILLION
- OPERATING INCOME BY ~$25 MILLION
- EARNINGS PER DILUTED SHARE BY ~$0.25

GROSS MARGIN TO BE FLAT

TO THE FISCAL 2016 ADJUSTED NON-GAAP RATE OF 61.0%, BUT TO BE PRESSURED IN THE FIRST QUARTER



2017 OUTLOOK | OPERATING EXPENSE



OPERATING EXPENSE REDUCTIONS OF

$100 MILLION

ENABLING INVESTMENTS IN

REVENUE DRIVING ACTIVITIES

NET SAVINGS OF ~ 3%

FROM FISCAL 2016 ADJUSTED NON-GAAP OPERATING EXPENSE OF $2 BILLION

2017 OUTLOOK | TAX RATE

CORE RATE IN THE
MID 30s

TAX RATE IS
HIGHLY SENSITIVE
AT LOWER LEVELS OF PRE-TAX EARNINGS

TAX CHARGE OF
$9 MILLION
ADVERSELY IMPACTING Q1 & FY ETR



2017 OUTLOOK | CAPITAL EXPENDITURES

2017 CAPITAL EXPENDITURES

~$100 MILLION



DTC / IT
(~$20M)
STORES
(~$70M)

INCREASED INVESTMENTS IN

STORE EXPERIENCE

GLOBAL ROLLOUT OF

OMNICHANNEL & CRM CAPABILITIES

2017 OUTLOOK | CHANNEL OPTIMIZATION

RENEGOTIATE • REMODEL
RESIZE • CLOSE

~60 US STORE CLOSURES IN 2017

LEASE FLEXIBILITY

50% US LEASES EXPIRE BY THE END OF FISCAL 2018



STRATEGIC INITIATIVES

TIGHTLY MANAGE THE BUSINESS TO



DRIVE
BOTTOM-LINE IMPROVEMENTS

& FUND
TOP-LINE GROWTH INITIATIVES

STRATEGIC INITIATIVES


VOICE
PRODUCT
CUSTOMER
EXPERIENCE

EXPERIENCE | HOLLISTER PROTOTYPE


65 REMODELS
COMPLETED IN 2016
40 ADDITIONAL
EXPECTED IN 2017

EXPERIENCE | LOYALTY PROGRAMS

5 MILLION
MEMBERS

INCREASED
SPEND PER TRANSACTION



HOLLISTER
CLUB CALI
PROFILE
HISTORY
7,250
POINTS
HOW IT WORKS
YOU'VE GOT
$5
$5 CALI CASH*
Abercrombie & Fitch
YOU'RE IN!
WELCOME TO THE A&F CLUB.
BECAUSE YOU HAD AN A&F ACCOUNT, WE UPGRADED YOU TO THE A&F CLUB. NOW YOU'LL BE EARNING POINTS WITH EVERY PURCHASE.
POINTS =
REWARDS CASH

US ROLLOUT
IN MARCH 2017

EXPERIENCE | OMNICHANNEL

DTC/OMNICHANNEL

26% OF TOTAL SALES

PURCHASE ONLINE PICKUP IN-STORE

7% OF US, UK & CANADA's COMBINED DTC ORDERS


LONG-SLEEVE SHIRTDRESS
Petite and Tall Sizes Available
$68
Shown In Denim
Size
XS
S
M
L
XL
Length
Petite
Regular
Tall
Size Chart
Free Shipping Over $75
Add To Bag
Abercrombie & Fitch
Easton Town Center
Available in Store Now
Buy Online - Pick Up In Store
Estimated free pickup: Today

DRIVES ATTACHMENT


Abercrombie & Fitch
Easton Town Center
Available in Store Now
Buy Online - Pick Up In Store
Estimated free pickup: Today

EXPERIENCE | DIGITAL



RELAXED V-NECK TEE
4.9 (19 Reviews)
100% recommend this item.
Most reviewers say: fits true to size.
Write a Review
Sort
Comfy
Mar 3, 2017
LAUREN
(5'9")
Tazewell, VA
Size Purchased: XL
This item fit true to size.
I love the color of this top! The tie dye is so cute and the material is super comfy!
Yes, I would recommend this product.
Great basic
Feb 28, 2017
JANINE
(5'11")
Charlottesville, VA
Size Purchased: M
This item fit true to size.



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$26.79
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CHECKOUT

MOBILE DEVICES ACCOUNT FOR **40%** OF TOTAL ONLINE SALES

ADDED RATINGS & REVIEWS

NEW PAYMENT CAPABILITIES:

WeChat Pay

Pay

PRODUCT | INNOVATION / EMERGING CATEGORIES

INTRODUCING SWIM 2017
HOLLISTER'S
GOT YOU COVERED



A&F SWIM
MADE FOR YOU

gilly hicks



ADDED
STRETCH
ADDED
COMFORT

INTRODUCING
ADVANCED STRETCH
JEANS
NOW WITH
COOLMAX
ALL SEASON TECHNOLOGY
ICE CAVE TESTED.



VOICE | CUSTOMER ENGAGEMENT

INSTAGRAM

E-COMMERCE FEATURE



Mandarin Popover Shirt
$29.00
High Rise Shorts
$58.00
abercrombie
Tempe, Arizona
Following
25,291 likes
1w
abercrombie "I like to feel free: jean shorts and an easy top. And bed head." Made for @taylrob_, #madeforyou
view all 28 comments
samsoul17 @yasminesit legssss (and shoes:)))
jfrost.clothing Awesome!!
carlottagalloni @_elisasaletta anche quelle gambe e quei pantaloncini
evelinemon @maarten_0172 broekje is net iets te lang
maarten_0172 @evelinemon slet
lauriedelubes What's the name of the shoes plzzz?? @abercrombie
cindibenedicto Terrific
gmmarucci @mar_cubed
prosperitaimports
jyry_21 Come to my city!!!
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TWITTER

BUILDING RELATIONSHIPS & RECOGNITION

VOICE | A&F BRAND POSITIONING


EMBODIES AMERICAN
CASUAL LUXURY
REFLECTS THE CONFIDENCE
OF TODAY'S 20+
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VOICE | WHOLESALE


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REFINE BY
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Women's shoes, fashion & accessories from Abercrombie & Fitch 100 products

DOUBLED

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INCLUDES **NEWEST PARTNERSHIP** WITH

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VOICE | FRANCHISING

2017 FRANCHISE OPENINGS

4 QATAR

4 SAUDI ARABIA



أبركرومبي أند فيتش
Abercrombie & Fitch

FIRST FRANCHISE STORE IN QATAR

OPENED MARCH 2017



أبركرومبي أند فيتش

VOICE | LICENSING

INTRODUCING

WAVE

BY HOLLISTER


HOLLISTER
HOLLISTER







AND

FIRST INSTINCT

BY A&F

POINTS OF FOCUS

INSPIRE CUSTOMERS

INNOVATE RELENTLESSLY

DEVELOP LEADERS



POINTS OF FOCUS | INSPIRE OUR CUSTOMERS

CONTINUOUSLY RECEIVE AND RESPOND TO **CUSTOMER FEEDBACK**

PRODUCT THAT **NEVER** COMPROMISES

CREATE EXPERIENCES
WHEREVER
WHENEVER
HOWEVER
THE CUSTOMER SHOPS


LIKE 50% AWAKE
ABER CROMBIE & FITCH
NEVER ENOUGH SL P



NEW A&F PROTOTYPE

PREMIERED FEBRUARY 2017




FEATURES A&F LOGO FIRST USED IN
THE EARLY 1900s

SHOWCASING KEY TRENDS
AND IDEAS FOR THE CURRENT SEASON




DEDICATED
DENIM ROOM
SUPER SKINNY
SUPER SKINNY
STRAIGHT


FRAGRANCE BAR


SEASONAL COLLECTIONS


REFLECTS THE A&F BRAND OF TODAY
WARM, INVITING, INCLUSIVE AND OPEN

LOOKING TO PROVIDE A
UNIQUE AND PERSONAL EXPERIENCE


1
2

ENABLING A QUICKER, MORE ACCESSIBLE CHECKOUT EXPERIENCE


STRETCH CHINOS

POINTS OF FOCUS | DEVELOP LEADERS



2 NEW BRAND PRESIDENTS

NEW CHIEF MARKETING OFFICER

LOOKING AHEAD

CREATE
CUSTOMER-CENTRIC
BRANDS



GENERATE
SUSTAINABLE
GROWTH

EST. 1892

Abercrombie & Fitch

NEW YORK